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                                                                   EXHIBIT 10.60

               MULTI PARTY SHARE PLEDGE ACKNOWLEDGEMENT AGREEMENT

BETWEEN:

       ROYNAT CAPITAL INC.

       (referred to herein as "ROYNAT")

                                                               OF THE FIRST PART

                                              - and -

       BANK OF NOVA SCOTIA

       (referred to herein as "BNS")

                                                              OF THE SECOND PART

                                              - and -

       REGAL GIFTS & GREETINGS CORPORATION AND RGG
       ACQUISITION INC.

       (together, the "PLEDGORS", and individually, a "PLEDGOR")

                                                               OF THE THIRD PART

       WHEREAS RoyNat Capital and BNS have each advanced certain amounts to Regal Greetings & Gifts Corporation (the "BORROWER") pursuant to offers of finance dated as of December 4, 2001, in the case of RoyNat Capital, and dated as of December 2001, in the case of BNS;

       AND WHEREAS each Pledgor has executed one or more securities pledge agreements (collectively the "SENIOR PLEDGES") dated the date hereof in favour of BNS as security for its obligations in respect of the senior loan facility made available by BNS to the Borrower (the "SENIOR LOAN");

       AND WHEREAS pursuant to the Senior Pledges, each Pledgor has pledged in favour of BNS all of the issued and outstanding shares of the corporations identified in Schedule "A" attached hereto (the "SHARES");

       AND WHEREAS the Pledgors have delivered the Shares to BNS to hold in accordance with the terms of the Senior Pledges;

       AND WHEREAS each Pledgor has also executed one or more securities pledge agreements (collectively the "SUBORDINATE PLEDGES") dated the date hereof in favour of RoyNat Capital as security for its obligations pursuant to a subordinated credit facility made available by RoyNat Capital to the Borrower;

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                                      -2-

       AND WHEREAS pursuant to the Subordinate Pledges, the Pledgors have also pledged in favour of RoyNat Capital all of the Shares;

       AND WHEREAS RoyNat Capital and BNS have agreed that BNS shall retain physical possession of all of the Shares until repayment in full of the indebtedness to BNS under the Senior Loan and termination of the Senior Loan;

       AND WHEREAS the Pledgors, BNS and RoyNat Capital have further agreed that upon the repayment in full of the indebtedness to BNS under the Senior Loan and termination of the Senior Loan, BNS is authorized and directed to deliver all of the Shares to RoyNat Capital;

       NOW THEREFORE THIS AGREEMENT WITNESSES THAT, for good and valuable consideration, the receipt and sufficiency of which is hereby irrevocably acknowledged by the parties, the parties agrees as follows:

1. BNS shall retain possession of all of the Shares (including any replacements thereof and including any subsequently issued shares in any corporation identified on Schedule "A" attached hereto), to be held by BNS in accordance with the terms of the Senior Pledges and until repayment in full of indebtedness to BNS under the Senior Loan and termination of the Senior Loan.

2. Upon the repayment in full of the indebtedness to BNS under the Senior Loan and termination of the Senior Loan, BNS is irrevocably authorized and directed to deliver all of the Shares to RoyNat Capital, to be held by RoyNat Capital in accordance with the terms of the Subordinate Pledges.

3. The Pledgors acknowledges, and BNS and RoyNat Capital agree, that BNS shall stand possessed of the Shares, for purposes of Section 22 of the PERSONAL PROPERTY SECURITY ACT (Ontario), for and on behalf of itself and on behalf of RoyNat Capital.

4. The Pledgors acknowledge that they shall have no rights under this Agreement nor shall this Agreement in any way affect the terms of any agreement between any of them and BNS or any of them and RoyNat Capital.

5. This Agreement shall ensure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. This Agreement may be assigned by RoyNat Capital and/or BNS to any other person and, if so assigned, the assignee shall have and be entitled to exercise any and all discretions, rights and powers of the assignor and receive the benefits of the assignor hereunder, and all references herein to BNS or RoyNat Capital shall include any assignee of each.

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                                      -3-

6 This Agreement shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

       DATED as of the 14th day of December, 2001.

                                                  BANK OF NOVA SCOTIA

                                                  By:
                                                      --------------------

                                                  ROYNAT CAPITAL INC.

                                                  By:
                                                      --------------------

                                                  REGAL GREETINGS & GIFTS
                                                  CORPORATION

                                                  By:
                                                      ------------------------
                                                        Anthony R. Calandra

                                                  RGGA ACQUISITION INC.

                                                  By:
                                                      ------------------------
                                                        Anthony R. Calandra

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                                  SCHEDULE "A"

          PLEDGOR                   CORPORATION          CLASS OF SHARES      NUMBER OF SHARES

Regal Greeting & Gifts       Primes De Luxe Inc.             common                  100
Corporation

Regal Greetings & Gifts      MDC Regal Inc.                  common                   1
Corporation

RGG Acquisition Inc.         Regal Greetings & Gifts         common               75,650
                             Corporation